 EXHIBIT 99.1

EXHIBIT 99.1

Kohl’s Comments on Investor Statement and Director Nominations

●New strategic plan announced in October 2020 focuses on accelerating growth and profitability

●Third quarter and preliminary fourth quarter results demonstrate improved performance

●Seven equity analyst upgrades and significant shareholder value creation since introduction of new strategy with stock price appreciation of more than 170%, outperforming the S&P 500 by more than 150%

●Independent Board acting as agents of change and committed to ongoing refreshment; appointed six independent directors since 2016

●Activists’ campaign for board control threatens continued progress and momentum

MENOMONEE FALLS, Wis.—February 22, 2021—Kohl’s Corporation (NYSE:KSS) (“Kohl’s” or the “Company”) today issued the following statement in response to the press release and open letter published by the investor group consisting of Macellum Advisors GP, LLC, Legion Partners Holdings, LLC, Ancora Advisors, LLC, and 4010 Capital, LLC (collectively, “the Investor Group”). The Company also commented on the Investor Group’s announcement of its nomination of a controlling slate of nine directors for election to the Kohl’s Board of Directors (the “Board”) at the Company’s 2021 Annual Meeting of shareholders.

Kohl’s is committed to maintaining constructive engagement with all shareholders regarding the Company’s strategies and prospects. The Kohl’s Board and management team have been engaged in discussions with the Investor Group since early December, and we remain open to new ideas that will improve our operating performance and capital allocation.

However, we reject the Investor Group’s attempt to seize control of our Board and disrupt our momentum, especially considering that we are well underway in implementing a strong growth strategy and accelerating our performance, and we have refreshed half our Board with six new independent directors since 2016.

Today is the first time the Investor Group has shared any details about their plans to create value. Our new strategic plan already includes several initiatives they propose and we have also determined that other ideas they propose would not be accretive to shareholder value. The Company’s Board and management will continue to engage with the Investor Group with the goal of identifying new ideas that could enhance shareholder value.

New Strategic Plan to Accelerate Growth and Profitability; Major Long-Term Partnership with Sephora

Our Board and management team announced, in October 2020, a new vision and long-term strategic framework to accelerate our growth and profitability. The strategy, centered around the new vision to be the most trusted retailer of choice for the active and casual lifestyle, includes a goal of expanding our operating margin to 7% to 8%. The new strategy builds on progress the Company has made in recent years to strengthen the foundation and capabilities of the business.

We also recently announced a new long-term partnership with Sephora – the most significant partnership in our Company’s history – which we are confident will make Kohl’s a leading beauty destination and accelerate our growth and profitability.

Investments over the last three years in stores, digital, technology, supply chain and marketing capabilities have supported the continued transformation of the business and positioned Kohl’s for future growth. Our innovative actions to drive traffic and customer acquisition successfully grew Kohl’s customer base, reaching a record 65 million customers in 2019. Additionally, we enhanced our omni experiences, including Buy Online, Pickup In Store, Buy Online Ship to Store, Store Drive Up and Amazon Returns. The Company will leverage this strong foundation as it executes against the new long-term strategic framework.

Strong Third Quarter and Preliminary Fourth Quarter Results

We are already making progress against our strategy. We reported strong third quarter and preliminary fourth quarter earnings that exceeded expectations and were well-received by investors even amidst an ongoing global pandemic that has significantly disrupted our industry. In both quarters, we delivered sequential sales improvement, a better than expected gross margin rate and strong SG&A expense management, all of which further strengthened our financial position.

Seven Equity Analyst Upgrades and Significant Shareholder Value Creation Since Introduction of New Strategy

Investors and analysts are reacting positively to our new strategy and strong recent performance, as evidenced by upgrades from seven equity analysts and one fixed income analyst since October. Additionally, Kohl’s stock price has appreciated more than 170% since we announced our new strategy in October, outperforming the S&P 500 by more than 150%.

Driving Top Line Growth

Our strategic plan is focused on accelerating top line growth and we are already gaining traction. While we are still managing through the pandemic and ensuring the safety of our associates and customers, we are positioning the business for growth and are focused on acquiring new customers and actively targeting opportunities to capture market share from the retail industry disruption.

We are building on proven momentum to drive top line growth in several key areas:

●Building a Transformational Beauty Business with Sephora: In December, we announced a major long-term partnership with Sephora to elevate our Beauty business and drive growth by attracting new and younger customers. Sephora will become Kohl’s exclusive beauty partner with at least 850 Sephora at Kohl’s locations by 2023 and a digital launch in August 2021. This highly complementary partnership illustrates the bold moves that we are making to accelerate our growth and expand our scale in-store and online. We expect this strategic partnership to drive substantial incremental customer traffic and significantly grow our Beauty business, as well as positively impact sales across other categories.

●Growing Our Active Business to 30% of Sales: We are significantly increasing our leadership position in Active, which grew at a 10% CAGR during 2017 to 2019 and continued to outperform in 2020. Today, Active represents 20% of our sales, roughly double what it was in 2013. We plan to increase Active to 30% of sales, driven by key national brands, expanded dedicated space in our stores, growing outdoor through partnerships like the recently announced Eddie Bauer launch, as well as amplifying our athleisure opportunity through the launch of FLX, our new athleisure private brand, next month.

●Reigniting Our Women's Business: We are reigniting growth in our Women’s business. We have a new leadership team for this business and we have optimized our product portfolio through the exit of 10 down-trending brands. Improving overall clarity has also been a focus and we have significantly reduced choice counts while continuing to build depth. We are also improving the in-store merchandising presentation and actively cultivating a pipeline of new brands to keep the portfolio fresh.

●Investing in Omnichannel to Increase Productivity: We are continuing to grow our omnichannel offering while leveraging our profitable, cash generative store base. Our investments are generating strong results, enabling us to grow digital penetration from 5% of sales in 2011 to 24% in 2019 – a nearly five-fold increase. Our Q4 preliminary earnings results show continued progress – digital sales grew more than 20% year-over-year and accounted for more than 40% of net sales, with our stores playing a critical role in supporting the heightened demand. We will continue to invest in the evolution of the Kohl’s digital experience and will evolve the store experience in the years ahead to provide more relevancy and discovery for our customers. Notably, an omni-customer at Kohl’s is four times more productive than a store-only shopper and six times more productive than a digital-only customer.

Expanding Operating Margin to 7% to 8% and Improving Expense Efficiency

We are executing against our strategy to achieve our operating margin goal of 7% to 8% through efforts across both gross margin and SG&A expense efficiency.

Our gross margin performance in recent years reflects continued merchandise margin improvement, offset by costs to fulfill a higher percentage of digital sales. Looking forward, our efforts to expand gross margin include an end-to-end supply chain transformation, sourcing efficiency, price and promotion optimization, and disciplined inventory management. We have improved inventory turn in three of the past four years and achieved a five-year high in the third quarter. With a focus on fewer product choices and greater depth, we see an opportunity to further improve our inventory turn in the future.

Regarding SG&A expense, our leadership team has taken aggressive action to reduce costs and increase long-term profitability across our business. From 2017 to 2019, our cost savings initiatives exceeded $250 million, which supported investment in our omnichannel capabilities and helped offset wage and other industry cost pressures. Further, in 2020, our organizational restructuring efforts generated additional expense savings of more than $100 million on an annualized basis. Looking ahead, we are focused on lowering our SG&A expense rate by improving efficiency across areas including store labor, marketing, and technology costs. We also expect to leverage investments made in recent years to support future growth and improve our profitability.

Disciplined Capital Management; Significant Capital Returned to Shareholders; Regularly Evaluating Real Estate Portfolio

We have a long history of prudently managing our capital and remain committed to sustaining our Investment Grade rating. We have successfully navigated the current crisis, generating significant cash flow and increasing our financial liquidity. We ended the third quarter of 2020 with more than $1.9 billion in cash, up from $723 million at the end of the fourth quarter of 2019 and plan to reinstate a dividend in the first half of 2021. We have a strong track record of returning capital to shareholders – between 2017 and 2019 we returned approximately $2.4 billion through dividends and share repurchases.

Regarding our real estate portfolio, we regularly evaluate the opportunity to create value with sale-leaseback transactions. Historically this approach has not offered the optimal cost of capital relative to other alternatives. We recently utilized this tool during the pandemic when it delivered the lowest cost of capital. In addition to the inefficiency of this approach for Kohl’s at this time, our indenture written in 1995 currently restricts further sale-leaseback transactions.

Strong Board of Directors and Ongoing Refreshment

Kohl’s is committed to a strong, independent Board and ongoing refreshment. Our current Board is comprised of eleven independent directors and our CEO, and six new directors have been added since 2016. Each of our current directors brings unique, valuable experience and skills to our Board. Kohl’s Governance and Nominating Committee strives to ensure that the composition of the Board reflects an appropriate diversity of background, institutional knowledge, viewpoints, financial expertise, industry experience and skills and periodically reviews and updates the Company’s criteria and desired qualifications for nomination to the Board to reflect this goal.

Our Board will continue to be agents of change, focused on ensuring improved performance and creating shareholder value. The Board understands the profound changes that are continuing to reshape the retail industry and has acted decisively to ensure Kohl’s is adapting to win in the marketplace, including by:

•Formulating and implementing an orderly succession for a new CEO with extensive industry expertise in 2018 and supporting the appointment of a new CFO in 2019 with significant retail expertise. The Board also supported significant additions to the executive leadership team, each of whom brings deep experience across digital, technology, and retail;

•Supporting the development of the Company’s new strategic plan, announced in October 2020, with the goal of accelerating revenue growth and enhancing long-term profitability;

•Providing oversight for significant, targeted investment in our omnichannel and e-commerce capabilities to strengthen our competitive positioning; and

•Refreshing the Board’s skills and perspectives with a focus on e-commerce, retail and consumer experience.

Committed to Environment, Social and Governance (ESG)

Kohl’s management, led by CEO Michelle Gass, is committed to fostering a diverse, equitable, and inclusive environment for the Company’s associates, customers and suppliers. A diversity and inclusion framework was established in 2020, which includes a number of key initiatives across three pillars: Our People, Our Customers, and Our Communities. In addition, management has established 2025 goals related to climate change, waste and recycling, and sustainable sourcing. The Company’s ESG efforts have earned frequent recognition, including, but not limited to: being named to the Dow Jones Sustainability Index North America (2018, 2019, 2020); being named to Barron's list of the Top 100 Sustainable Companies (2019, 2020); receiving the U.S. Environmental Protection Agency (“EPA”) 2020 Smartway Excellence Award; and being recognized as one of the World’s Most Ethical Companies (2019, 2020) by Ethisphere, a global leader in defining and advancing the standards of ethical business practices.

Pay for Performance Compensation

Our executive compensation programs are directly linked to corporate performance with the objective of increasing long-term shareholder value. The majority of our executives’ compensation is earned only upon achievement of financial performance targets. Since 2011, we have held an advisory shareholder vote on the compensation of our NEOs at each of our annual meetings of shareholders. Our shareholders have consistently shown strong support for our NEO compensation, including a vote of nearly 92% of the votes cast by our shareholders in favor of approving this compensation last year.

Committed to Enhancing Value for All Shareholders

Our Board and management team will continue to aggressively pursue the best interests of all shareholders as we manage the business to increase shareholder value in both the near- and long-term. We are confident that our new strategy, which includes important sales growth and profitability initiatives, will drive long-term shareholder value, and we are already delivering progress against it.

Shareholders Not Required to Take Any Action at This Time

The Board will present its recommendation regarding director nominees in Kohl’s definitive proxy statement and other materials, to be filed with the U.S. Securities and Exchange Commission and made available to all shareholders eligible to vote at the 2021 Annual Meeting. The Company will announce details regarding the 2021 Annual Meeting in due course.

Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “strategy,” “preliminary,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, our ability to execute on and realize the benefits of our strategic plan, any material changes to our preliminary results for the fourth quarter that may arise as a result of our closing procedures, market conditions beyond our control, including the ongoing and evolving impact of the COVID-19 pandemic, that may negatively impact our stock price vis-à-vis industry analyst expectations and the risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them.

Important Shareholder Information and Where You Can Find It

Kohl’s intends to file a proxy statement and BLUE proxy card with the SEC in connection with the solicitation of proxies for Kohl’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). Kohl’s, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of Kohl’s directors and executive officers and their respective interests in Kohl’s by security holdings or otherwise is set forth in Kohl’s proxy statement for the 2020 Annual Meeting of shareholders, filed with the SEC on March 26, 2020 (the “2020 Proxy Statement”). To the extent holdings of such participants in Kohl’s securities have changed since the amounts described in the 2020 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC or will be filed within the time period specified by Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder. Additional information is available in Kohl’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 30, 2021 filed with the SEC on June 5, 2020, September 3, 2020 and December 3, 2020, respectively. Details concerning the nominees of Kohl’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF KOHL’S ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING KOHL’S DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND THE ACCOMPANYING BLUE PROXY CARD BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by Kohl’s free of charge from the SEC’s website, www.sec.gov. Copies will also be available at no charge on the Kohl’s website at investors.kohls.com.

KSS-IR

About Kohl’s

Kohl’s (NYSE: KSS) is a leading omnichannel retailer. With more than 1,100 stores in 49 states and the online convenience of Kohls.com and the Kohl's App, Kohl's offers amazing national and exclusive brands at incredible savings for families nationwide. Kohl’s is uniquely positioned to deliver against its strategy and its vision to be the most trusted retailer of choice for the active and casual lifestyle. Kohl’s is committed to progress in its diversity and inclusion pledges, and the company's environmental, social and corporate governance (ESG) stewardship. For a list of store locations or to shop online, visit Kohls.com. For more information about Kohl’s impact in the community or how to join our winning team, visit Corporate.Kohls.com or follow @KohlsNews on Twitter.

Contacts

Investor Relations:

Mark Rupe, (262) 703-1266, mark.rupe@kohls.com

Media:

Jen Johnson, (262) 703-5241, jen.johnson@kohls.com

Lex Suvanto, (646) 775-8337, lex.Suvanto@edelman.com